UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                  Date of Event Requiring Report: May 19, 2003




                                AXIA GROUP, INC.
                               ------------------
             (Exact Name of Registrant as Specified on its Charter)


                        I-9418                          87-0509512
                  -----------------             ------------------------
         (Commission File Number)      (IRS Employer Identification Number)


                                     NEVADA
         (State or Other Jurisdiction of Incorporation or Organization)




                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                          ----------------------------
                    (Address of Principal Executive Offices)




                                 (801) 575-8073
                                ----------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.           Other Events and Regulation FD Disclosure

On May, 19 2003, Axia Group, Inc. (the "Company") effected a 1 for 30 reverse-split of its common stock, such that every current shareholder of the Company's common stock will hold 1 share for every 30 shares held prior to the reverse split. All fractional shares have been rounded up to the nearest whole share. The Company will trade on the OTC Bulletin Board under the symbol "AXGR.OB" effective as of May 19, 2003. The number of authorized shares will remain the same at Two Hundred Million (200,000,000). The Board of Directors effected the reverse split in compliance with Rule 10b-17. and to be effected pursuant to NRS 78.2055and NRS 78.207;

On May 14th the Company entered into a Consulting Agreement, ("Exhibit A") as approved by its Board of Directors, with Hudson Consulting Group, Inc to assist the Company with its business and growth strategy, the preparation of reports and forms, including annual and quarterly reports, replies and amendments to documents previously submitted to the Securities and Exchange Commission, advice concerning the acquisition of other operations or businesses, corporate governance issues and record maintenance, general business and financial issues consulting, and other services that may assist the Company in its plans and future. The Company has agreed to pay Hudson the sum of $10,000 per month for these services. Richard Surber the President of the Company is also the President of Hudson Consulting Group and thus the Consulting Agreement may be considered a related party transaction.

ITEM 7.           Financial Statements and Exhibits


EXHIBIT          PAGE          DESCRIPTION
NO               NO
10(i)            3             Consulting agreement between Axia and Hudson
                               Consulting Group dated 14th May 2003

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2003

  Axia Group, Inc.


  By:   /s/ Richard Surber
       ---------------------------------------------
  Richard D. Surber, President











                                    Page -2-

                                    EXHIBIT A

                              CONSULTANT AGREEMENT

         THIS Consultant AGREEMENT ( the "Agreement") is made this 14th day of May 2003, by and between Hudson Consulting Group, Inc., a Nevada corporation, 268 West 400 South, Salt Lake City, Utah 84101 ("Consultant") and Axia Group, Inc., a Nevada corporation, 268 West 400 South, Salt Lake City, Utah 84101 (the "Client").

         WHEREAS, Consultant and Consultants's Personnel (as defined below) have experience in advising corporate management, and in performing general administrative duties for publicly-held companies, including preparation of reports for filing with the Securities and Exchange Commission (SEC) and development stage investment ventures, mergers and acquisitions; and

         WHEREAS, the Client desires to retain Consultant to advise and assist the Client in its mergers and acquisitions efforts with the SEC.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Client and Consultant agree as follows:

1.       Engagement

         The Company hereby retains Consultant, effective as of the date hereof ( the "Effective Date") and continuing until termination, as provided herein, to assist the Company in it's effecting the purchase of businesses and assets relative to its business and growth strategy, the preparation of reports and forms for filing with the SEC, including 8-Ks, annual and quarterly reports, replies and amendments to documents previously submitted to the SEC, advice concerning the acquisition of other operations or businesses, corporate governance issues and record maintenance, general business and financial issues consulting, and other services that may assist the Company in its plans and future (the "Services"). The Services are to be provided on a "best efforts" basis directly and through Consultant's officers or others employed or retained and under the direction of Consultant ("Consultant's Personnel"); provided, however, that the Services shall expressly exclude all legal advice, accounting services or other services which require licenses or certification which Consultant may not have.

2.       Term

         This Agreement shall have an initial term of twelve (12) months (the "Primary Term"), commencing with the Effective Date. Any notice to terminate given hereunder shall be in writing and shall be delivered at least thirty (30) days prior to the end of the Primary Term or any subsequent Extension Period.

3.       Compensation

         The Company agrees to pay to Consultant, a total of $10,000 in cash or the total amount of hourly billings reported by Consultant on a monthly basis, whichever is greater. All services



                                    Page -3-
         provided by Consultant to be billed at the usual hourly rates for services provided by Consultant and its employees as set forth in Exhibit "A" hereto and as subsequently amended.


4.       Costs and Expenses

         All third party and out-of-pocket expenses incurred by Consultant in the performance of the Services or for the settlement of debts shall be paid by the Company, or Consultant shall be reimbursed if paid by Consultant on behalf of the Company, within ten (10) days of receipt of written notice by Consultant, provided that the Company must approve in advance all such expenses in excess of $100 per month.

5.       Place of Services

         The Services provided by Consultant or Consultant's Personnel hereunder will be performed at Consultant's offices except as otherwise mutually agreed by Consultant and the Company.

6.       Independent Contractor

         Consultant and Consultant's Personnel will act as an independent contractor in the performance of its duties under this Agreement. Accordingly, Consultant will be responsible for payment of all federal, state, and local taxes on compensation paid under this Agreement, including income and social security taxes, unemployment insurance, and any other taxes due relative to Consultant's Personnel, and any and all business license fees as may be required. This Agreement neither expressly nor impliedly creates a relationship of principal and agent, or employee and employer, between Consultant's Personnel and the Company. Neither Consultant nor Consultant's Personnel are authorized to enter into any agreements on behalf of the Company. The Company expressly retains the right to approve, in its sole discretion, each asset opportunity or business opportunity introduced by Consultant, and to make all final decisions with respect to effecting a transaction on any business opportunity.

7.       Rejected Asset Opportunity or Business Opportunity

         If, during the Primary Term of this Agreement or any Extension Period, the Company elects not to proceed to acquire, participate or invest in any asset or business opportunity identified and/or selected by Consultant, notwithstanding the time and expense the Company may have incurred reviewing such transaction, such asset or business opportunity shall revert back to and become proprietary to Consultant, and Consultant shall be entitled to acquire or broker the sale or investment in such rejected asset or business opportunity for its own account, or submit such asset or business opportunity elsewhere. In such event, Consultant shall be entitled to any and all profits or fees resulting from Consultant's purchase, referral or placement of any such rejected asset or business opportunity, or the Company's subsequent purchase or financing with such asset or business opportunity in circumvention of Consultant.

8.       No Agency Express or Implied

         This Agreement neither expressly nor impliedly creates a relationship of principal and agent between the Company and Consultant, or employee and employer as between Consultant's



                                    Page -4-

         Personnel and the Company.

9.       Termination

         The Company and Consultant may terminate this Agreement prior to the expiration of the Primary Term upon thirty (30) days written notice.

10.      Services Provided by Consultant

         The parties hereto agree and stipulate that the Services provided by Consultant will expressly exclude all legal advice, accounting services or other services which require licenses or certification for providing those services. Consultants employees in providing services to the Company have not agreed to and have not entered into a client relationship with the Company. No advice provided by Consultant is considered to be professional, legal or accounting advice to the Company. The Company is advised herein by Consultant to seek independent professional, legal and accounting advice of its own for all matters and decisions reached or to be taken by the Company.


11.      Miscellaneous

         (A) Subsequent Events. Consultant and the Company each agree to notify the other party if, subsequent to the date of this Agreement, either party incurs obligations which could compromise its efforts and obligations under this Agreement.

         (B) Amendment. This Agreement may be amended or modified at any time and in any manner only by an instrument in writing executed by the parties hereto.

         (C) Further Actions and Assurances. At any time and from time to time, each party agrees, at its or their expense, to take actions and to execute and deliver documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         (D)      Waiver.  Any failure of any party to this Agreement to comply with any of its
                  ------
                  obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.  The failure of any party to this Agreement to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision or a waiver of the right of such party thereafter to enforce each and every such provision.  No waiver of any breach of or noncompliance with this
                  Agreement shall be held to be a waiver of any other or subsequent breach or noncompliance.

         (E) Assignment. Neither this Agreement nor any right created by it shall be assignable by either party without the prior written consent of the other.

         (F) Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.




                                    Page -5-




         (G) Governing Law. This Agreement was negotiated and is being contracted for in Utah, and shall be governed by the laws of the State of Utah, and the United States of America, notwithstanding any conflict-of-law provision to the contrary.

         (H) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

         (I) Entire Agreement. This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter of this Agreement. No oral understan dings, statements, promises, or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party.

         (J) Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

         (K)      Counterparts.  A facsimile, telecopy, or other reproduction of this Agreement may be
                  ------------
                  executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen.  In this event, such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

         (L) Time is of the Essence. Time is of the essence of this Agreement and of each and every provision hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date above written.

         The "Client"                                         "Consultant"
         Axia Group, Inc.                                     Hudson Consulting Group, Inc.
         A Nevada Corporation                                 A Nevada Corporation



         By:    /S/ Gerald Einhorn                            By:      /s/ Richard Surber
              ------------------------------------------         -----------------------------------------
         Name: Gerald Einhorn                                 Name: Richard Surber
         Title: Vice-President                                Title:   President





                                    Page -6-



Exhibit A to Advisory Agreement with Axia Group, Inc.

Method of Calculating Hourly Fees

The fees for services provided by Hudson will be based on the time expended by Hudson's staff at the following hourly rates: Richard Surber $300; Gerald
Einhorn, $175; Michael Golightly, $175; Shane Stone, $120; Nathalie Fuller,
$100; Paul Crow, $80, other support staff, $75. Billing will be calculated on quarters of an hour, with invoices for services mailed monthly. Payment policy is that all invoices are payable within seven (7) day of receipt unless other financial arrangements are agreed to by Hudson.

Assignment of work responsibilities will be based on Hudson's sole judgment and decision, work division and assignments will be handled internally by Hudson and under it's direction at all times. Mr. Surber as president of Hudson should be consulted with regard to time frames, deadlines and requests for emergency or immediate needs, with respect to services that may be requested by the client.

Additional services that may result in additional charges include but are not limited to, copy services, long distance telephone calls, travel and lodging expenses. All third party and out-of-pocket expenses incurred by Hudson in the performance of the Services, provided for in the contract or for the settlement of debts shall be paid by the Company, or Hudson shall be reimbursed if paid by Hudson on behalf of the Company, within ten (10) days of receipt of written notice by Hudson, provided that the Company must approve in advance all such expenses in excess of $500 per month.













                                    Page -7-

